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                                                                    Exhibit 10.6

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                  THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (the "Agreement") is made as of July 8, 1998, by and between RADIO UNICA CORP., a Delaware corporation (the "Grantor" or the "Borrower") and CANADIAN IMPERIAL BANK OF COMMERCE, as agent for the Lenders (in such capacity, the "Agent") under the Credit Agreement dated as of July 8, 1998 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among RADIO UNICA HOLDINGS CORP., a Delaware corporation (the "Parent"), the Borrower, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and the Agent.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Grantor upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Grantor thereunder; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Grantor under the Credit Agreement that the Grantor shall have executed and delivered this Agreement to the Agent for the ratable benefit of the Lenders;

                  NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make their respective Loans to the Grantor under the Credit Agreement, the Grantor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

                  1.       Defined Terms.

                  (a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Credit Agreement shall have the meaning specified for such term in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, all terms defined in Article 9 of the Uniform Commercial Code in effect as of the date hereof in the State of New York are used herein as defined therein as of the date hereof.

                  (b) The words "hereof", "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.

                  (c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.


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                  2. Security Interest in Trademarks. To secure the complete and timely payment, performance and satisfaction of all the Obligations, the Grantor hereby grants to the Agent, for the benefit of the Agent and the Lenders, a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all the Grantor's now owned or existing and hereafter acquired or arising:

                  (i) trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications (in each case, if any) listed on Schedule A attached hereto and made a part hereof, and (a) all renewals thereof,
         (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (c) the right to sue for past, present and future infringements and dilutions thereof, (d) the goodwill of the Grantor's business symbolized by the foregoing and connected therewith, and (e) all the Grantor's rights corresponding thereto throughout the world (all the foregoing trademarks, registered trademarks and trademark applications, and service marks, registered service marks and service mark applications, together with the items described in clauses (a)-(e) in this paragraph 2(i), are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); and

                  (ii) rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, including, without limitation, those trademark license agreements and service mark license agreements listed on Schedule B attached hereto and made a part hereof, in each case to the extent assignable without violation thereof, together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements, and the right (if and to the extent the Grantor has such right) to prepare for sale and sell any and all Inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (all the foregoing are hereinafter referred to collectively as the "Licenses").

                  3. Restrictions on Future Agreements. The Grantor will not, without the Agent's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and the Grantor further agrees that, without the Agent's prior written consent which will not be unreasonably withheld, it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect adversely affect the validity or enforcement of the rights transferred to the Agent under this Agreement or the rights associated with any material Trademarks or Licenses, and in particular, the Grantor will not permit to lapse or become abandoned any Trademark or License, except in

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the event such License terminates by its terms or is not, consistent with ordinary business practices, renewed by Grantor.

                  4. New Trademarks and Licenses. The Grantor represents and warrants that (a) the Trademarks listed on Schedule A include all the registered trademarks, common law trademarks, trademark applications, registered service marks and service mark applications now owned or held by the Grantor, (b) the Licenses listed on Schedule B include all the trademark license agreements and service mark license agreements under which the Grantor is the licensee or licensor and which are material individually or in the aggregate to the operation of the business of the Grantor and (c) other than the rights of any party to the Licenses with respect to the Trademarks, no Liens in such Trademarks and Licenses have been granted by the Grantor to any Person other than the Agent. If, prior to the termination of this Agreement, the Grantor shall (i) obtain rights to any new trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (ii) become entitled to the benefit of any trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor, or (iii) enter into any new trademark license agreement or service mark license agreement, the provisions of paragraph 3 above shall automatically apply thereto. The Grantor shall give to the Agent written notice of events described in clauses (i), (ii) and (iii) of the preceding sentence within 30 days of the occurrence of any such event. The Grantor hereby authorizes the Agent to modify this Agreement unilaterally (i) by amending Schedule A to include any future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications owned or held by Grantor or to prepare this Agreement for filing with the Patent and Trademark Office and by amending Schedule B to include any trademark license agreements and service mark license agreements to which Grantor becomes a party, which are Trademarks or Licenses under paragraph 2 above or are described in this paragraph 4, and (ii) by filing with the U.S. Patent and Trademark Office, in addition to and not in substitution for this Agreement, a duplicate original of this Agreement containing on Schedule A or B thereto, as the case may be, such future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, and trademark license agreements and service mark license agreements.

                  5. Royalties. The Grantor hereby agrees that the use by the Agent of the Trademarks and Licenses as authorized hereunder in connection with the Agent's exercise of its rights and remedies under paragraph 13 or pursuant to the Security Agreements shall be coextensive with the Grantor's rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Agent and the Lenders to the Grantor.

                  6. Further Assignments and Security Interests. The Grantor agrees not to sell or assign its respective interests in, or grant any license under, the Trademarks or the Licenses without the prior and express written consent of the Agent, except licenses granted in the ordinary course of business.

                                       -3-


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                  7. Nature and Continuation of the Agent's Security Interest;
Termination of the Agent's Security Interest; Release of Collateral. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate only when the Obligations have been paid in full in cash and the Credit Agreement and the Security Agreements have been terminated. Upon such termination and at the written request of the Grantor or its successors or assigns, and at the cost and expense of the Grantor or its successors or assigns, the Agent shall execute in a timely manner such instruments, documents or agreements as are necessary or desirable to terminate the Agent's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by the Agent pursuant to this Agreement or the Security Agreement of even date herewith signed by the Grantor.

                  8. Duties of the Grantor. The Grantor shall have the duty (i) to prosecute diligently any material trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement and (ii) to make any application for and diligently prosecute the registration of any trademark or service mark that the Grantor has not obtained as of the date hereof which the Agent, after consultation with the Grantor, reasonably determines may have significant value and to be registrable. The Grantor further agrees (i) not to abandon any Trademark or License without the prior written consent of the Agent if such abandonment would have a Material Adverse Effect, and (ii) to use its reasonable best efforts to obtain and maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of the Grantor's business. Any expenses incurred in connection with the foregoing shall be borne by the Grantor. Neither the Agent nor any of the Lenders shall have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, neither the Agent nor any of the Lenders shall be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but the Agent may do so at its option from and after the occurrence of an Event of Default, and all expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Obligations secured hereby.

                  9. The Agent's Right to Sue. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if the Agent shall commence any such suit, the Grantor shall, at the request of the Agent, do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement. The Grantor shall, upon demand, promptly reimburse the Agent for all actual costs and expenses incurred by the Agent in the exercise of its rights under this paragraph 9 (including, without limitation, reasonable fees and expenses of counsel for the Agent).

                  10. Waivers. The Agent's failure, at any time or times hereafter, to require strict performance by the Grantor of any provision of this Agreement shall not waive, affect or diminish any right of the Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between the Grantor and the Agent have such effect.

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No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of the Grantor contained in this Agreement shall be deemed to have been suspended or waived by the Agent unless such suspension or waiver is in writing signed by an officer of the Agent and directed to the Grantor specifying such suspension or waiver.

                  11. Severability. If any provision of this Agreement is held to be prohibited or unenforceable in any jurisdiction the substantive laws of which are held to be applicable hereto, such prohibition or unenforceability shall not affect the validity or enforceability of the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  12. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in paragraph 4 hereof or by a writing signed by the parties hereto.

                  13. Cumulative Remedies; Power of Attorney. The Grantor agrees, upon the request of the Agent and promptly following such request, to take any action and execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The Grantor hereby irrevocably designates, constitutes and appoints the Agent (and all Persons designated by the Agent in its sole and absolute discretion) as the Grantor's true and lawful attorney-in-fact, and authorizes the Agent and any of the Agent's designees, in the Grantor's or the Agent's name, from and after the occurrence and during the continuance of an Event of Default, to take any action and execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to endorse the Grantor's name on all applications, documents, papers and instruments necessary or desirable for the Agent in the use, prosecution or protection of the Trademarks or the Licenses, (ii) to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone on commercially reasonable terms, (iii) to grant or issue any exclusive or nonexclusive license under the Trademarks or under the Licenses, to anyone on commercially reasonable terms, and (iv) to take any other actions with respect to the Trademarks or, to the extent permitted, the Licenses as the Agent deems in its own or the Lenders' best interest. The Grantor hereby ratifies all that such attorney shall lawfully do or, to the extent permitted, cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all the Obligations shall have been paid in full in cash and the Credit Agreement shall have been terminated. The Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Agent or the other Lenders under the Agreement, but rather is intended to facilitate the exercise of such rights and remedies.

                  The Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the

                                       -5-

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Trademarks or the Licenses may be located or deemed located. If an Event of
Default has occurred and is continuing and the Agent has elected to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, the Grantor agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to the Agent or any transferee of the Agent and to execute and deliver to the Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Agent's sole discretion, to effect such assignment, conveyance and transfer. All the Agent's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Security Agreements, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that if an Event of Default has occurred and is continuing, the Agent may exercise any of the rights and remedies provided in this Agreement, the Security Agreements and any of the other Loan Documents. The Grantor agrees that any notification of intended disposition of any of the Trademarks and Licenses required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition; provided, however, that the Agent may give any shorter notice that is commercially reasonable under the circumstances.

                  14. Successors and Assigns. This Agreement shall be binding upon the Grantor and its successors and assigns, and shall inure to the benefit of each of the Lenders and its nominees, successors and assigns. The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Grantor; provided, however, that the Grantor shall not voluntarily assign or transfer its rights or obligations hereunder without the Agent's prior written consent.

                  15. Governing Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law (without regards to conflict of law provisions (other than Section 5-1401 of the General Obligations
Law)) of the State of New York, except for perfection and enforcement of security interests and liens in other jurisdictions to the extent the law of another jurisdiction, is pursuant to the laws of such jurisdiction, mandatorily applicable.

                  16. Notices. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in Section 10.2 of the Credit Agreement.

                  17. Authority of Agent. The Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

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                  18. Termination; Release. Upon the repayment of all the
Obligations in full and the termination of the Commitments, this Agreement shall terminate, and the Agent, at the request and expense of the Grantor, will promptly execute and deliver to the Grantor the proper instruments acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to Grantor (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Agent and has not theretofore been disposed of or otherwise applied or released.

                  19. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Lenders in respect of the Obligations is rescinded or must otherwise be restored or returned by such Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Grantor or any substantial part of its assets, or upon the entry of an order by a bankruptcy court avoiding payment of such amount, or otherwise, all as though such payments had not been made.

                  20. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

                  21. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  22. Submission to Jurisdiction and Service of Process. The Grantor agrees that the terms of Section 10.12 of the Credit Agreement with respect to submission to jurisdiction and service of process shall apply equally to this Agreement.

                  23. Waiver of Bond. The Grantor waives the posting of any bond otherwise required of the Agent in connection with any judicial process or proceeding to realize on any of the Trademarks or Licenses or any other security for the Obligations, to enforce any judgment or other court order entered in favor of the Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Agreement or any other agreement or document between the Agent and the Grantor.

                  24. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE AGENT AND THE GRANTOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EITHER THE GRANTOR OR THE AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS

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WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR
RIGHT TO TRIAL BY JURY.

                  25. Conflicts with Security Agreement. In the event of any irreconcilable conflicts between the terms of this Agreement and of the Security Agreement of even date herewith signed by the Grantor, the terms of this Agreement shall be controlling.










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                           IN WITNESS WHEREOF, the parties hereto have duly
executed this Agreement as of the day and year first above written.

                                            RADIO UNICA CORP.

                                            By: /s/ Steven E. Dawson
                                               --------------------------------
                                               Name: Steven E. Dawson
                                               Title: C.F.O.

                                            CANADIAN IMPERIAL BANK OF COMMERCE,
                                            as Agent

                                            By: /s/ Deborah Strek
                                               --------------------------------
                                               Name: Deborah Strek
                                               Title: Managing Director

                                   Schedule A
                                       to

                    Intellectual Property Security Agreement

                            Dated as of July 8, 1998

                       Trademarks, etc., and Applications

             Radio Unica Series 95-193,060 filed on November 1, 1996

                                   Schedule B
                                       to

                    Intellectual Property Security Agreement

                            Dated as of July 8, 1998

                               License Agreements

                                      None

STATE OF NEW YORK  )
     )  SS

COUNTY OF NEW YORK )

                  On the 8th day of July, 1998, before me personally came Steven
E. Dawson , to me known, who being by me duly sworn, did depose and say that he/she resides at ______________________; that he/she is the Chief Financial Officer of Radio Unica Corp., the corporation described in and which accepted and agreed to the foregoing instrument; and that he/she signed his/her name thereto by authority of the board of directors of said general partner.

                                                     /s/ David E. Philley
                                                     ------------------------
                                                     Notary Public

                                                     [SEAL]

STATE OF NEW YORK  )
      )  SS

COUNTY OF NEW YORK )

                  On the 8 th day of July, 1998, before me personally came Deborah Strek , to me known, who being by me duly sworn, did depose and say that he/she resides at 425 Lexington Ave., NY NY 10017 ; that he/she is a Managing Director of Canadian Imperial Bank of Commerce, the corporation described in and which accepted and agreed to the foregoing instrument; and that he/she signed his/her name thereto by authority of the board of directors of said corporation.

                                                     /s/ H. Scott Kenyon
                                                    ---------------------------
                                                     Notary Public

                                                     [SEAL]